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                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

BLACK WARRIOR WIRELINE CORP. ANNOUNCES REVERSE SPLIT OF COMMON STOCK

TUESDAY, DECEMBER 27, 2005


Columbus, Mississippi. Black Warrior Wireline Corp. (OTCBB-BWWR) ("Black Warrior" or the "Company") announced today that its previously announced one-for-ten reverse stock split is effective today. The new trading symbol for the common stock is BWWR.

The reverse stock split was undertaken by the Company in connection with its plans for the restructuring of its capitalization announced in October 2005. Subject to meeting all listing requirements, the Company intends to seek to list its shares of Common Stock on the Nasdaq Stock Market.

Black Warrior is an oil and gas service company providing services to oil and gas well operators primarily in the United States and in the Gulf of Mexico. It is headquartered in Columbus, Mississippi. Additional information may be obtained by contacting Ron Whitter, Chief Financial Officer, at (662) 329-1047.


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CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995.

         With the exception of historical matters, the matters discussed in this press release are "forward-looking statements" as defined under the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. The Company intends that the forward-looking statements herein be covered by the safe-harbor provisions for forward-looking statements contained in the Securities Exchange Act of 1934, as amended, and this statement is included for the purpose of complying with these safe-harbor provisions. Forward-looking statements include, but are not limited to, the matters described herein. Such forward-looking statements relate to the Company's ability to generate revenues and attain and maintain profitability and cash flow, the stability and level of prices for natural gas and oil, predictions and expectations as to the fluctuations in the levels of natural gas and oil prices, pricing in the natural gas and oil services industry and the willingness of customers to commit for natural gas and oil well services, the ability of the Company to engage in and complete the proposed recapitalization and restructuring of its balance sheet, a proposed underwritten public offering of its securities, the possible refinancing of its outstanding indebtedness, the ability of the Company to integrate and successfully operate the business activities of BobCat, a merger of the Company or sale of its assets or another business combination transaction, the ability of the Company to raise debt or equity capital to recapitalize or restructure its balance sheet and to obtain additional financing when and if required, the ability to maintain compliance with the covenants of its credit agreements and other loan agreements pursuant to which securities, including debt instruments, have been issued and obtain waivers of violations that occur and consents to amendments as required, the ability to implement and, if appropriate, expand a cost-cutting program, if required, the ability to compete in the premium natural gas and oil services market. The inability of the Company to meet these objectives or requirements or the consequences on the Company from adverse developments in general economic conditions, changes in capital markets, adverse developments in the natural gas and oil industry, developments in international relations and the commencement or expansion of hostilities by the United States or other governments and events of terrorism, declines and fluctuations in the prices for natural gas and oil, weather events disrupting natural gas and oil operations and other factors could have a material adverse effect on the Company. Material declines in the prices for natural gas and oil can be expected to adversely affect the Company's revenues. The Company cautions readers that various risk factors could cause the Company's operating results and financial condition to differ materially from those expressed in any forward-looking statements made by the Company and could adversely affect the Company's financial condition and its ability to pursue its business strategy and plans. Readers should refer to the Company's Annual Report on Form 10-K and the risk factors disclosed therein.


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